Financial Results for Third Quarter Ended Sep 29, 2019 Pilgrim’s Pride Corporation (NASDAQ: PPC)

Cautionary Notes and Forward-Looking Statements  Statements contained in this presentation that share our intentions, beliefs, expectations or predictions for the future, denoted by the words “anticipate,” “believe,” “estimate,” “should,” “expect,” “project,” “plan,” “imply,” “intend,” “foresee” and similar expressions, are forward-looking statements that reflect our current views about future events and are subject to risks, uncertainties and assumptions. Such risks, uncertainties and assumptions include the following matters affecting the chicken industry generally, including fluctuations in the commodity prices of feed ingredients and chicken; actions and decisions of our creditors; our ability to obtain and maintain commercially reasonable terms with vendors and service providers; our ability to maintain contracts that are critical to our operations; our ability to retain management and other key individuals; certain of our reorganization and exit or disposal activities, including selling assets, idling facilities, reducing production and reducing workforce, resulted in reduced capacities and sales volumes and may have a disproportionate impact on our income relative to the cost savings; risk that the amounts of cash from operations together with amounts available under our exit credit facility will not be sufficient to fund our operations; management of our cash resources, particularly in light of our substantial leverage; restrictions imposed by, and as a result of, our substantial leverage; additional outbreaks of avian influenza or other diseases, either in our own flocks or elsewhere, affecting our ability to conduct our operations and/or demand for our poultry products; contamination of our products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; changes in laws or regulations affecting our operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause our costs of business to increase, cause us to change the way in which we do business or otherwise disrupt our operations; competitive factors and pricing pressures or the loss of one or more of our largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels; and the impact of uncertainties of litigation as well as other risks described herein and under “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”).  Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations.  This presentation may include information that may be considered non-GAAP financial information as contemplated by SEC Regulation G, Rule 100, including EBITDA, Adjusted EBITDA, LTM EBITDA, Net Debt, Free Cash Flow, Adjusted EBITDA Margin and others. Accordingly, we have provided tables in the accompanying appendix and in our previous filings with the SEC that reconcile these measures to their corresponding GAAP-based measures and explain why these measures are useful to investors, which can be obtained from the Consolidated Statements of Income provided with our previous filings with the SEC. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements.. 2

Pullet Placement Growth Remains In Line With Expected New Capacity Intended Pullet Placements 9,000 8,500 8,000 7,500 7,000 6,500 ThousandHead 6,000 5,500 5,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2018 2019 5 Yr. Avg. . Trailing 8-Month placements average 3.3% above year prior to accommodate oncoming plants in late 2019. Source: USDA 3

Hatching Layer Flock Seasonally Declining; Q3 Egg Production Below 2018 and 5 Year Average Broiler Type Hatching Layers Egg Production per 100 Layers 60,000 2,000 59,000 1,950 58,000 1,900 57,000 1,850 56,000 1,800 55,000 Eggs 1,750 54,000 ThousandHead 53,000 1,700 52,000 1,650 51,000 1,600 50,000 1,550 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2018 2019 5 Yr. Avg. 2018 2019 5 Yr. Avg. . Growth in hatching layers has been supportive of new capacity. . Eggs production improved in early 2019, but have shown Y/Y declines since June. Source: USDA 4

Hatchery Utilization Remains Close to 5 Year Average 96.0% 94.0% 92.0% 90.0% % % 88.0% 86.0% 84.0% 82.0% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2018 2019 5 Yr. Avg. Source: Agristats 5

Egg Sets Up +1.7% YTD, Hatchability Remains In Line With 2018 Chicken Egg Sets Chicken Hatchability by Week - USDA by Week - USDA 240,000 83.0% 82.5% 230,000 82.0% 220,000 81.5% 81.0% 210,000% 80.5% 200,000 80.0% Thousands of Eggs 190,000 79.5% 79.0% 180,000 78.5% 170,000 78.0% 5 Year Range 2017 2018 2019 5 Yr. Avg. 5 Year Range 2017 2018 2019 5 Yr. Avg. Source: USDA 6

Chick Placements Up +1.7% YTD Chicken Broiler Placed by Week- USDA 195,000 190,000 185,000 180,000 175,000 Head Head (000) 170,000 165,000 160,000 5 Year Range 2017 2018 2019 5 Yr. Avg. Source: USDA 7

Jumbo Bird and Case Ready Categories Growing Share Head Processed by Size 100% 15.1% 15.6% 18.3% 90% 19.7% 21.4% 20.9% 21.2% 21.7% 22.8% 80% 19.1% 19.3% 70% 19.4% 19.3% 20.9% 22.5% 23.6% 25.4% 25.7% 60% 50% 42.9% 40.7% 35.5% 35.0% 40% 32.2% 31.2% 30.4% 30.2% 29.6% 30% 20% 26.9% 26.1% 25.5% 25.3% 24.8% 10% 23.0% 24.4% 22.7% 21.8% 0% 2011 2012 2013 2014 2015 2016 2017 2018 2019 YTD <4.25 4.26-6.25 6.26-7.75 >7.75 Source: USDA 8

Total Freezer Inventories Continued to Decline Y/Y Total Chicken Inventories 1,000,000 950,000 900,000 850,000 800,000 LBS (000) 750,000 700,000 650,000 2017 2018 2019 3 Yr. Avg. . Total inventories showing normal seasonal increase. . LQ climbing back from historical lows, but still remain well below 2018 levels. . Breast meat inventories maintain steady M/M and Y/Y growth. . Wing inventories fell M/M and continue to trend near 2017 levels. Source: USDA 9

Cutout Following Seasonal Trends and Remains Above 2018 Cutout Value 110.00 100.00 90.00 80.00 Cents/Lb 70.00 61.79 60.00 50.00 1/4 2/1 3/1 6/7 7/5 8/2 6/21 12/6 1/18 2/15 3/15 3/29 4/12 4/26 5/10 5/24 7/19 8/16 8/30 9/13 9/27 11/8 10/11 10/25 11/22 12/20 5 Year Range 2017 2018 2019 5 Yr. Avg. Source: PPC, EMI 10

Strength in Wings and LQs Continue to Support Cutout; Boneless Breast In Line With 2018 USDA Boneless/Skinless Breast NE USDA Tenders NE 215.00 250.00 195.00 230.00 175.00 210.00 190.00 155.00 170.00 135.00 Cents/Lb Cents/Lb 150.00 142.33 115.00 130.00 95.00 110.00 85.78 75.00 90.00 3/6 1/5 2/4 4/5 5/5 6/4 7/4 8/3 9/2 3/6 4/5 5/5 1/5 2/4 6/4 7/4 8/3 9/2 10/2 11/1 12/1 10/2 11/1 12/1 5 Year Range 2017 2018 2019 5 Year Average 5 Year Range 2017 2018 2019 5 Year Average USDA Leg Quarters NE USDA Whole Wings NE 55.00 240.00 50.00 220.00 45.00 200.00 40.00 186.24 35.00 34.44 180.00 Cents/Lb Cents/Lb 30.00 160.00 25.00 140.00 20.00 15.00 120.00 1/5 2/4 3/6 4/5 5/5 6/4 7/4 8/3 9/2 1/5 2/4 3/6 4/5 5/5 6/4 7/4 8/3 9/2 10/2 11/1 12/1 10/2 11/1 12/1 5 Year Range 2017 2018 2019 5 Year Average 5 Year Range 2019 2017 2018 5 Year Average Source: USDA 11

Seasonal Decline Started Early for WOGs, But Has Rebounded Close to 5 Year Range EMI WOG 2.5-4.0 LBS 120 110 100 90 Cents/Lb. 80 78.99 70 60 1/5 2/2 3/2 6/8 7/6 8/3 1/19 2/16 3/16 3/30 4/13 4/27 5/11 5/25 6/22 7/20 8/17 8/31 9/14 9/28 11/9 12/7 10/12 10/26 11/23 12/21 5 Year Range 2017 2018 2019 5 Year Average Source: EMI 12

Corn Stocks Projected to Decrease in ‘19 . Despite challenging growing season in the U.S., global stocks/use to remain relatively flat in 2019. . Increase in global wheat supplies to reduce global corn trade this crop year. Source: USDA 13

Global Soybean Inventories Remain High . Stocks are set to decline from record levels due to reduction in U.S. soybean production. . Lower global export demand due to ASF keeping stocks/use at surplus levels. Source: USDA 14

Third Quarter 2019 Financial Review . U.S.: Commodity recovered Y/Y , PF solid; MX: In-line with seasonality; Main Indicators ($M) Q3-19 Q3-18 UK/Europe: Pricing model adjustments Net Revenue 2,778.0 2,697.6 and operational improvements continue to generate higher profits. Gross Profit 282.2 169.7 . SG&A higher on more brand SG&A 94.0 84.4 investments in U.S. and MX. Operating Income 188.2 85.3 . Adjusted Q3-19 EBITDA reflects Net Interest 27.3 31.1 portfolio, Key Customer strategy, and Net Income 109.8 29.3 geographical diversification. Earnings Per Share 0.44 0.12 (EPS) Adjusted EBITDA* 258.4 156.0 Adjusted EBITDA 9.3% 5.8% Margin* In $M U.S. EU MX * This is a non-GAAP measurement considered by management to be Net Revenue 1,931.7 517.5 328.8 useful in understanding our results. Please see the appendix and most recent SEC financial filings for definition of this measurement and Operating Income 125.2 25.3 37.7 reconciliation to GAAP. Operating Income 6.5% 4.9% 11.5% Margin Source: PPC 15

Fiscal Year 2019 Capital Spending CapexCapex (US$M)(US$M) . Strong Free Cash Flow generation has enabled us to direct more capital spending towards identified projects with rapid payback and structural projects. . New strategic projects will support key customers growth and de-emphasize our exposure to commodity markets by yielding a more differentiated portfolio. Source: PPC 16

Investor Relations Contact Investor Relations: Dunham Winoto Director, Investor Relations E-mail: IRPPC@pilgrims.com Address: 1770 Promontory Circle Greeley, CO 80634 USA Website: www.pilgrims.com 17

APPENDIX 18

Appendix: EBITDA Reconciliation “EBITDA” is defined as the sum of net income (loss) plus interest, taxes, depreciation and amortization. “Adjusted EBITDA” is calculated by adding to EBITDA certain items of expense and deducting from EBITDA certain items of income that we believe are not indicative of our ongoing operating performance consisting of: (i) income (loss) attributable to non-controlling interests, (ii) restructuring charges, (iii) reorganization items, (iv) losses on early extinguishment of debt and (v) foreign currency transaction losses (gains). EBITDA is presented because it is used by management and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the US (“GAAP”), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA. The Company also believes that Adjusted EBITDA, in combination with the Company’s financial results calculated in accordance with GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP. They should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP. PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted EBITDA (Unaudited) Thirteen Weeks Ended Thirty-Nine Weeks Ended September 29, September 30, September 29, September 30, 2019 2018 2019 2018 (In thousands) Net income $ 110,096 $ 29,463 $ 364,301 $ 255,031 Add: Interest expense, net 27,330 31,093 87,703 115,236 Income tax expense 46,365 30,848 142,328 106,367 Depreciation and amortization 71,851 71,026 210,381 207,113 EBITDA 255,642 162,430 804,713 683,747 Add: Foreign currency transaction losses 3,027 (6,711) 7,923 (2,802) Acquisition charges 63 16 63 320 Restructuring activity (20) 257 (90) 2,181 Other nonrecurring losses and expenses — 164 — 3,462 Minus: Net income (loss) attributable to noncontrolling interest 331 153 457 (238) Adjusted EBITDA $ 258,381 $ 156,003 $ 812,152 $ 687,146 Source: PPC. Source: PPC 19

Appendix: Reconciliation of LTM EBITDA

The summary unaudited consolidated income statement data for the twelve months ended September 29, 2019 (the LTM Period) have been calculated by subtracting the applicable unaudited consolidated income statement data for the nine months ended September 30, 2018 from the sum of (1) the applicable audited consolidated income statement data for the year ended December 30, 2018 and (2) the applicable audited consolidated income statement data for the nine months ended September 29, 2019.

PILGRIM'S PRIDE CORPORATION
Reconciliation of LTM Adjusted EBITDA

(Unaudited)	Thirteen Weeks Ended December 30, 2018	Thirteen Weeks Ended March 31, 2019	Thirteen Weeks Ended June 30, 2019	Thirteen Weeks Ended September 29, 2019	LTM Ended September 29, 2019
			(In thousands)		
Net income	$ (8,227)	$ 84,125	$ 170,080	$ 110,096	$ 356,074
Add:					
Interest expense, net	33,765	30,222	30,150	27,330	121,467
Income tax expense	(20,944)	20,416	75,547	46,365	121,384
Depreciation and amortization	66,975	67,182	71,348	71,851	277,356
EBITDA	71,569	201,945	347,125	255,642	876,281
Add:					
Foreign currency transaction losses (gains)	19,962	2,636	2,260	3,027	27,885
Acquisition charges	—	—	—	63	63
Restructuring activities	2,584	(27)	(43)	(20)	2,494
Other nonrecurring losses and expenses	16,023	—	—	—	16,023
Minus:					
Net income (loss) attributable to noncontrolling interest	(903)	114	12	331	(446)
Adjusted EBITDA	$ 111,041	$ 204,440	$ 349,330	$ 258,381	$ 923,192

Source: PPC

Pilgrim's All about great taste.
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Appendix: EBITDA Margin Reconciliation

EBITDA margins have been calculated by taking the relevant unaudited EBITDA figures, then dividing by Net Revenue for the applicable period.

PILGRIM'S PRIDE CORPORATION
Reconciliation of EBITDA Margin
(Unaudited)

	Thirteen Weeks Ended		Thirty-Nine Weeks Ended		Thirteen Weeks Ended		Thirty-Nine Weeks Ended	
	September 29, 2019	September 30, 2018	September 29, 2019	September 30, 2018	September 29, 2019	September 30, 2018	September 29, 2019	September 30, 2018
	(In thousands)							
Net income	$ 110,096	$ 29,463	$ 364,301	$ 255,031	3.96 %	1.09 %	4.37 %	3.08 %
Add:								
Interest expense, net	27,330	31,093	87,703	115,236	0.98 %	1.15 %	1.05 %	1.39 %
Income tax expense	46,365	30,848	142,328	106,367	1.67 %	1.14 %	1.71 %	1.28 %
Depreciation and amortization	71,851	71,026	210,381	207,113	2.59 %	2.63 %	2.52 %	2.50 %
EBITDA	255,642	162,430	804,713	683,747	9.20 %	6.03 %	9.64 %	8.26 %
Add:								
Foreign currency transaction losses	3,027	(6,711)	7,923	(2,802)	0.11 %	(0.25)%	0.09 %	(0.03)%
Acquisition charges	63	16	63	320	— %	— %	— %	— %
Restructuring activity	(20)	257	(90)	2,181	— %	0.01 %	— %	0.03 %
Other nonrecurring losses and expenses	—	164	—	3,462	— %	0.01 %	— %	0.04 %
Minus:								
Net income (loss) attributable to noncontrolling interest	331	153	457	(238)	0.01 %	0.01 %	0.01 %	— %
Adjusted EBITDA	$ 258,381	$ 156,003	$ 812,152	$ 687,146	9.30 %	5.79 %	9.73 %	8.30 %
Net sales	$ 2,777,970	$ 2,697,604	$ 8,345,730	$ 8,280,995	$ 2,777,970	$2,697,604	$ 8,345,730	$8,280,995

Source: PPC

All about great taste.

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Appendix: Reconciliation of Adjusted Net Income A reconciliation of net income (loss) attributable to Pilgrim's Pride Corporation per common diluted share to adjusted net income (loss) attributable to Pilgrim's Pride Corporation per common diluted share is as follows: PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted Earnings (Unaudited) Thirteen Weeks Ended Thirty-Nine Weeks Ended September 29, September 30, September 29, September 30, 2019 2018 2019 2018 (In thousands, except per share data) Net income attributable to Pilgrim's Pride Corporation $ 109,765 $ 29,310 $ 363,844 $ 255,269 Adjustments, net of tax: Loss on early extinguishment of debt — 903 — 12,679 Acquisition charges and restructuring activities 33 207 (20) 1,893 Foreign currency transaction losses 2,290 (5,077) 5,994 (2,120) Income before loss on early extinguishment of debt, acquisition charges and restructuring activities, and foreign currency transaction losses $ 112,088 $ 25,343 $ 369,818 $ 267,721 U.S. Tax Cuts & Jobs Act transition tax — 26,400 — 26,400 Adjusted net income (loss) $ 112,088 $ 51,743 $ 369,818 $ 294,121 Weighted average diluted shares of common stock outstanding 249,729 249,179 249,652 249,076 Income before loss on early extinguishment of debt, acquisition and restructuring activities and foreign currency transaction losses per common diluted share $ 0.45 $ 0.21 $ 1.48 $ 1.18 Source: PPC. Source: PPC 22

Appendix: Adjusted EPS Bridge A reconciliation of GAAP earnings per share (EPS) to adjusted earnings per share (EPS) is as follows: PILGRIM'S PRIDE CORPORATION Reconciliation of GAAP EPS to Adjusted EPS (Unaudited) Thirteen Weeks Ended Thirty-Nine Weeks Ended September 29, September 30, September 29, September 30, 2019 2018 2019 2018 (In thousands, except per share data) GAAP EPS $ 0.44 $ 0.12 $ 1.46 $ 1.03 Adjustments, net of tax: Loss on early extinguishment of debt — — — 0.05 Foreign currency transaction losses 0.01 (0.02) 0.02 (0.01) $ 0.45 $ 0.10 $ 1.48 $ 1.08 U.S. Tax Cuts & Jobs Act transition tax — 0.11 — 0.11 Adjusted EPS $ 0.45 $ 0.21 $ 1.48 $ 1.18 Weighted average diluted shares of common stock outstanding 249,729 249,179 249,652 249,076 Source: PPC. Source: PPC 23

Appendix: Segment and Geographic Data PILGRIM'S PRIDE CORPORATION Supplementary Selected Segment and Geographic Data (Unaudited) Thirteen Weeks Ended Thirty-Nine Weeks Ended September 29, 2019 September 30, 2018 September 29, 2019 September 30, 2018 (In thousands) Sources of net sales by country of origin: US $ 1,931,657 $ 1,864,169 $ 5,732,201 $ 5,604,709 Europe 517,531 526,722 1,568,396 1,634,125 Mexico 328,782 306,713 1,045,133 1,042,161 Total net sales $ 2,777,970 $ 2,697,604 $ 8,345,730 $ 8,280,995 Sources of cost of sales by country of origin: US $ 1,739,474 $ 1,732,803 $ 5,123,278 $ 5,137,049 Europe 474,490 485,435 1,452,254 1,500,994 Mexico 281,833 309,650 901,271 911,358 Intersegment transactions, net (24) (25) (72) (34) Total cost of sales $ 2,495,773 $ 2,527,863 $ 7,476,731 $ 7,549,367 Sources of gross profit by country of origin: US $ 192,183 $ 131,366 $ 608,923 $ 467,660 Europe 43,041 41,287 116,142 133,131 Mexico 46,949 (2,937) 143,862 130,803 Intersegment transactions, net 24 25 72 34 Total gross profit $ 282,197 $ 169,741 $ 868,999 $ 731,628 Sources of operating income by country of origin: US $ 125,169 $ 74,206 $ 426,968 $ 300,960 Europe 25,325 23,470 62,233 68,545 Mexico 37,667 (12,355) 115,503 102,512 Intersegment transactions, net 24 25 72 34 Total operating income $ 188,185 $ 85,346 $ 604,776 $ 472,051 Source: PPC. Source: PPC 24